UPDATED AND RESTATED

CAPITAL CONTRIBUTION AGREEMENT

This Capital Contribution Agreement (this "Agreement") is originally enterned into effective as of May 18, 2024, and is amended and restated on the date of December 22, 2024, by and between the following parties:

Comboox DAO LLC, a limited liability company incorporated pursuant to the Wyoming Limited Liability Company Act (the "Act") and the Wyoming Decentralized Autonomous Organization Supplement (the "Supplement"), with its entity identification number as 2023-001358375 (the "Company"); and

Li Li, the sole founding member of the Company and also the author who developed and deployed ComBoox Platform (the "Contributor").

RECITALS

WHEREAS, the Contributor is the Founding Member of the Company and intends to invest the beneficial rights of ComBoox to collect the royalties of Templates within ArbitrumOne (the "IPR") as his capital contribution into the Company;

WHEREAS, the Company intends to accept such capital contribution and to issue Shares in exchange;

WHEREAS the Contributor has already set certain configurations in the relevant smart contracts so as to transfer the beneficial and control rights of the IPR to the Company;

WHEREAS, under US GAAP, it is difficult to recognize the value of IPR when the Founding Member contributed it to the Company;

WHEREAS both parties agree to defer the recognition of the value of the IPR and the determination of the paid-in amount of the Shares issued in exchange until the key conditions for the valuation of the IPR have been met;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.      Definition

1.1. "ArbitrumOne" means the Ethereum Layer-2 public blockchain network operating under the name "ArbitrumOne", which is connected to the main net of Ethereum and uses a technology called "Optimistic Rollups" to improve the scalability and efficiency of Ethereum.

1.2. "CBP" or "ComBoox Points" means the ERC-20 token booked in Registration Center, the primary function of which is to act as the ComBoox Community's utility token to automatically calculate, collect and transfer royalties from Users of Template Contracts to the relevant intellectual properties' holder.

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1.3. "ComBoox" or "ComBoox Platform" means the company book-entry platform consisting of a core smart contract called "Registration Center" and a set of Template Contracts deployed on ArbitrumOne, which is designed for equity registration and corporate statutory books-keeping, and aims to assist users to quickly establish a legal, secure, transparent, reliable and automatic system to enable the company's stakeholders to perform legal acts related to share transactions or corporate governance in a self-service mode.

1.4. "ComBoox Community" means the open, unincorporated, loose organization of CBP holders, whose primary function is to decide, through public discussion and public voting, on whether new template contracts are suitable to be included into the ComBoox Platform as Template Contract, so as to improve or expand the functionalities thereof.

1.5. "Members means the equity owners of the Company, who may enjoy and exercise the distribution rights to the profits and residual assets in proportion to the aggregate Distribution Points of each Member and may enjoy and exercise the voting rights in proportion to the aggregate Voting Points of each Member. For the purposes of this Agreement and in most contexts relating to the Company, the term "Member" may usually be used interchangeably with the term "Shareholder".

1.6. "Operating Agreement" means the Operating Agreement of the Company executed on the date of May 18, 2024, as amended and updated from time to time.

1.7. "Par Value" represents the subscribed contribution amount of the subject Shares, the minimum unit of which is $0.0001;

1.8. "Paid Value" represents the paid-in contribution amount of the subject Shares that actually received by the Company, the minimum unit of which is $0.0001;

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1.9. "Registration Center" means the core smart contract of ComBoox deployed on ArbitrumOne at the address as publicly disclosed on ComBoox's website and its white paper, which has the following primary functions:

(1) User Registration: to register users of ComBoox against their Prime Key;

(2) CBP book keeping: to record balance amount of CBP for each account holder;

(3) Document Registration: to register Template Contracts and their clone copies according to the contract address; and

(4) Royalty Collecting: to automatically transfer certain amount of CBP from the User to the copyrights' holder of the relevant Template Contracts as royalty when the User calls certain write function of the smart contracts created by cloning the Template Contracts.

1.10."Register of Shares" means the Smart Contract adopted by the Company to automatically book and maintain the public record of Shares, i.e. the Certificate of Contribution concerned. Any creation, alteration or revocation of any Share can only be effective and legally binding to the Company and Members upon its entry into Register of Shares.

1.11."Shares" means a Member's minimum unit of ownership interests and rights in the Company, par value of which is $0.0001. Shares will be booked automatically in Register of Shares in form of a digital object called "Certificate of Contribution".

1.12."Smart Contracts" means the set of smart contracts adopted by the Company, from time to time, for automatically registering the equity shares of the Company and keeping records of corporate governance thereof, which shall be created and deployed by cloning Template Contracts.

1.13."Template Contracts"or "Templates" means the smart contracts adopted by the ComBoox Platform and registered in Registration Center as templates to create clone copies for its Users to deploy and use on ComBoox.

1.14."Voting Weight" means percentage weight of each Share when calculating the voting rights of the subject Shares, and the calculation result shall be called as "Voting Points" which shall be the basis to calculate the aggregate voting rights of a Member. The minimum unit of Voting Weight shall be one percent.

1.15."Distribution Weight" means percentage weight of each Share when calculating the distribution rights of the subject Shares, and the calculation result shall be called as "Distribution Points", which shall be the basis to calculate the aggregate distribution rights of a Member for distributing profits or residual assets, or assuming loss or liabilities of the Company. The minimum unit of Distribution Weight shall be one percent.

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1.16.Unless otherwise clearly indicates, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

2.      Capital Contribution

2.1. Contribution. The Contributor agrees to contribute, assign, and transfer to the Company the following intangible assets (the "Contributed Assets") as his capital contribution:

(1) beneficial rights of the Templates within the territory of ArbitrumOne on an "AS IS" basis, so that the Company may collect royalties on those Templates in form of CBP as general income;

(2) owner's right to Registration Center, so that the Company may collect platform commission of ComBoox in form of CBP as general income;

(3) owner's right to Registration Center, so that the Company may determine and adjust the total supply of CBP on ArbitrumOne; and

(4) owner's right to the Smart Contract called "Fuel Tank", so that the Company may:

a. set the Fuel Tank's selling price of CBP in ETH; and

b. pick up selling revenue of CBP in ETH from Fuel Tank.

2.2. Effective Date of Contribution. The contribution of the Contributed Assets shall be effective as of the date of this Agreement or such earlier date on which the Contributor actually sets up the corresponding configurations in the relevant Smart Contract.

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3. Issuance of Shares

3.1. Initial Shares. In exchange for the Contributed Assets, the Company agrees to issue to the Contributor the following Shares (the "Initial Shares") as consideration:

Certificate No.	1	2
Class	A	B
Par Value	250,000 USD	50,000 USD
Paid Value	0.00 USD	0.00 USD
Price of Par	0.00 USD	0.00 USD
Price of Paid	1.00 USD	1.00 USD
Total Value	0.00 USD	0.00 USD
Voting Weight	4,000%	100%
Total Voting Points	100,000,000,000	500,000,000
Distribution Weight	100%	100%
Total Distribution Points	2,500,000,000	500,000,000

3.2. Membership Interest. The Contributor shall be admitted as a member of the Company with all the rights and obligations as set forth in the Operating Agreement.

4. Evaluation of IPR

4.1. Conditions Precedent of Evaluation. As long as the following conditions are all fulfilled, the Company shall have the IPR to be valued:

(1) the Company has already legally issued its equity shares to the public, as well as the CBP as a utility token;

(2) the Company has been receiving automatically collected royalties from parties other than the Founding Member for more than one year; and

(3) a Special Resolution has been passed by the General Meeting, with the support vote of the Founding Member counted in the voting result, regarding the valuation firm to be engaged to assess the value of the IPR, as well as the valuation base date thereof.

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4.2.Paid In Capital Recognition. When the final valuation report is issued as per Section 4.1, then:

(1) the value of the IPR shall be recognized in the Company's account of "Intangible Assets" on the debit side, as per the arithmetic or weighed average of the upper and lower boundaries of the valuation range identified in the valuation report, whichever is higher;

(2) the value of the IPR shall also be booked in the Company's account of "Paid In Capital" on the credit side, as paid in capital contributed by the Contributor, therefore:

A. if the value of the IPR is greater than the unpaid subscription amount of the Initial Shares, the Company shall update the Paid Value of the Initial Shares as equal to their Par Value, and shall further issue such number of new Class B Shares whose Paid Value and Par Value are all equal to the excess amount thereof; or

B. if the value of the IPR is lower than the unpaid subscription amount of the Initial Shares, the Company shall update the Paid Value of the Initial Shares as equal to the recognized IPR value, and the Founding Member may elect to: (i) pay the outstanding balance amount in ETH; or (ii) cause the Company to reduce the equivalent amount of the Initial Shares in the order of Class B to Class A.

4.3.No Distribution. Before the value of the IPR is recognized in the accounts of "Intangible Assets" and "Paid In Capital" as per Section 4.2:

(1) the Company shall NOT distribute any profits or assets to the Members; and

(2) the Voting Points and Distribution Points of the Initial Shares shall be calculated based on the Par Value.

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5. Representations and Warranties

5.1. Contributor's Representations. The Contributor represents and warrants to the Company that:

(1) The Contributor is the owner of the Contributed Assets and has the right to transfer them to the Company free and clear of any liens, encumbrances, or claims;

(2) The Contributed Assets are transferred on an "AS IS" basis, and the Contributor makes no representations or warranties regarding the feasibility, security, or legal compliance of the Contributed Assets;

(3) The Contributor has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

5.2. the Company's Representations. the Company represents and warrants to the Contributor that:

(1) the Company is duly organized, validly existing, and in good standing under the laws of the State of Wyoming;

(2) the Company has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

6. Indemnification and Defense

6.1. Defense of Claims. In the event of any third party challenge or claim alleging that: (1) the Contributed Assets infringe the intellectual property rights of any third party; or (2) the Contributed Assets cause any loss or damage to any entity, the Company shall be responsible for and shall pay all costs and expenses incurred in connection with such claims, including attorneys' fees, and shall retain counsel to defend against such claims.

6.2. Indemnification. The Company shall indemnify the Contributor in the event the Contributor is made a party or is threatened to be made a party to any pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that the Contributor is or was an author of the Contributed Assets, is or was a member, manager or agent of the Company, or is or was serving at the request of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of "no lo contendere" or its equivalent shall not, of itself, create a presumption that the Contributor did or did not act in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was lawful.

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7. Miscellaneous

7.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to its conflict of laws principles.

7.2. Disputes Resolution. Any disputes arising from or in connection with this Agreement shall be submitted to either the United States District Court for the State of Wyoming or in a Wyoming state court where the Company's Registered Office is located. Parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.

7.3. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

7.4. Amendments. This Agreement may be amended or modified only by a written agreement signed by both parties.

7.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

the Company:	Comboox DAO LLC	the Contributor:	Li Li
By:	/s/ Li Li Li Li	By:	/s/ Li Li Li Li
Title:	the Sole Founding Member

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EXHIBIT-I      SMART CONTRACTS LIST

S.No.	Smart Contract	Contract Address on ArbitrumOne	S.No.	Smart Contract	Contract Address on ArbitrumOne
01	Alongs	0xf1BdBeA551E969f62aD2491979E7b49c89E22552	35	OrdersRepo	0x30EdC7C692B5673473C0e7D680D281D4274ee47F
02	AntiDilution	0x22684e01f4EA7A4711522860959Ce9E64F7DB50b	36	PledgesRepo	0xc14c04BE8555492cDDABEF0f6Aa39bE3f4a77C4d
03	ArrayUtils	0x32242292Fe2CE40c969ED9CB407B53678CbD4429	37	PriceConsumer	0x33631310EbA9Ed6aE821c5DC099fDc4dfb167787
04	BallotsBox	0xeB9cD0B8D0f2942cC87DED0C3465A25F90E733fd	38	RegCenter	0x18F7AE56d1e04B95A2C50AFd528aC3FCb6F23f91
05	BMMKeeper	0x19Fad722DBF345292a2180ebfa48D4a7bE27b09E	39	RegisterOfAgreements	0x2c69f5C21E342D6323a431f2191532Dcbe85006B
06	Cashier	0xe3E7fBFC827360d7D41E051B70267C3C54d68E59	40	RegisterOfConstitution	0x7DDA00b011fD3bcaE2fB794B8E8A820Bcac7D0b7
07	CashLockers	0x46934158960fDDbA06DB5e27760932B920cB6877	41	RegisterOfDirectors	0xd39919AF8469c897b983E6050611DcfA5007a617
08	Checkpoints	0x96DB333AF3900084E83eb00D5B293555A8172598	42	RegisterOfMembers	0x3445e233194Fc9414a971eDfb042A2159C7E1d69
09	CondsRepo	0x6965595F0A1E4E39c01FD44F22E43B93113256D0	43	RegisterOfOptions	0xd7F3Da7A9446D9734A89826437a71daB5e2039Ee
10	CreateNewComp	0x7f7c6404a2Ba0d9fFDfEFF74c7A21dc3E02aEC5B	44	RegisterOfPledges	0x454770a8f33D52E8F56d32C331eFa6266721F7B5
11	DealsRepo	0x1628D5AaB2835d98DB61301eC664dBB693Ab98E4	45	RegisterOfShares	0x10117A8e3B6A62035842D23414D358095db62F66
12	DelegateMap	0xEF88d2C38c0ED8a2FEa9C05A0485f984f7Af3243	46	ROAKeeper	0x2E5691169478177923129FF7b725F12CA9b25d2f
13	DocsRepo	0xf51D4cea671655df9B12674978620C1d5edB50c7	47	ROCKeeper	0xa1CFbfC24Af4978317EFCE3CA8bB4E0aBb095543
14	DTClaims	0x244aba0296265E9e3Ae7a49C3a28c57F1283e06f	48	RODKeeper	0x5b6b538BB70d661251E7F5213707f1c4b3c1B539
15	FilesRepo	0xE618359E25a029de047734a8612bCaE6801c56f1	49	RolesRepo	0x244370E5C5006551bDa3cdc00dE55eD977842020
16	FRClaims	0x7782D518Dd97cf9c1F1D5525DEc6D1a21C5ad598	50	ROMKeeper	0x600fcb0Fd56CaC2A5E4c742Af8b31Ea2C5629a64
17	FuelTank	0x1ACCB0C9A87714c99Bed5Ed93e96Dc0E67cC92c0	51	ROOKeeper	0xAa9524f6445eCEA2312EEA439193D5435a3C45D2
18	GeneralKeeper	0x649a60DB59A50155072f9Be95193eaaF3cB533fA	52	ROPKeeper	0xdfF8B8EF2eC7d77747190C824AF797f11409D9D1
19	GMMKeeper	0x4E492C3feEBAc18b5F684Ff162ab1B515Dbb190C	53	RulesParser	0x1129fE8b9D0Fe7d5912f1FA9d803a2D6FF555CAf
20	GoldChain	0xDA25A596E08ba3dc0888Ef195C10beBbC5F28BC1	54	SHAKeeper	0x654bc219f328406dd14Bf2F5F5C3E276c14C0437
21	InvestmentAgreement	0xb4a8e3B116658AE0a5890DC5a17F2975e3fCef82	55	ShareholdersAgreement	0xb67553E993a19d435E7cFd3e21ECA72D62ee1290
22	InvestorsRepo	0x4E3ee5389E1f98650f2b8010cd4862fc95B57249	56	SharesRepo	0x324C5d9c5E944a85BDcCF81206ab07db46D56439
23	LinksRepo	0x68Fb980E70186895267D7797ef50422bE56f0230	57	SigsRepo	0xf41e4b4FE7ec99C6e2E9cC70043472908c905AA7
24	ListOfOrders	0xC64aDb03f7DD93DB9571AFB40132C21720fd9c33	58	SwapsRepo	0xfa86fa5Ccdf07528DC4C0EcdabffDfBc636c77D5
25	ListOfProjects	0x4E915C0f36cf07d8B411Beb284D1eb0487fD8D45	59	TeamsRepo	0xCe8Ce7081c86db892611Cf352fe3d51939508E62
26	LockersRepo	0x0Db19025d2b806ceBfACE91F671ca9606bd2eee0	60	TopChain	0xFADf5af170824d76DE1C9A8B148B206467Eee400
27	LockUp	0x10826CA81e5F2049c6FfC074cb1011d472805A1C	61	USDKeeper	0xB50120151b82639397ED0c75fe8346e4a30A78f7
28	LOOKeeper	0x2c75B9bF64305257dcF852fe32D689ABAB29B2C5	62	UsdListOfOrders	0x75Dee9520D75F196B824047D5803E7ED62a04208
29	MeetingMinutes	0xc487f44b516E6B8ddE72c99B8Ae14eF388994476	63	UsdLockersRepo	0x33B01c210Fd89f1b15bB768e961E21Be7d82c585
30	MembersRepo	0xD0AAcD5878D79bD7910344Df0ac310Aa6C9422fB	64	UsdLOOKeeper	0xC562f9dEf84059ad5e10fF5978e98DA88a8149d8
31	MotionsRepo	0x275Ac497D00D966C92531F642489Cdd4079EE104	65	UsdROAKeeper	0xD18E88a27a85F91ae2f0e9fA345498b1Ca41d47C
32	OfficersRepo	0x2ae4D963E31Bd09d40F1001318FEe8AEcc922740	66	UsdROMKeeper	0x95F68D889314305Fdc13185fbF36131B1Dc8730e
33	Options	0x0A5D80cbC81ae8402169767d31c94cC354881d58	67	UsdROOKeeper	0x59fdf4E2C4DE9880b267bd7694111340E579413e
34	OptionsRepo	0x2fAf8bC04dd3A5872682ab728d32e17CbE154287	68	UsersRepo	0x56DACf2EB1bE96eE7617B18a9e6f44598d296472

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